UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2021

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

             Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) On May 12, 2021, Ashford Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of March 15, 2021, the record date for the Annual Meeting, (i) 3,009,614 shares of common stock were issued and outstanding and (ii) 19,120,000 shares of Series D Cumulative Convertible Preferred Stock were issued and outstanding (which shares are convertible, in the aggregate, into 4,068,085 shares of common stock), which are entitled to vote on any matters submitted to the holders of the Company’s common stock under the Company’s amended and restated articles of incorporation. Thus, in the aggregate, a total of 7,077,699 shares of common stock were entitled to vote, each share being entitled to one vote. These results below reflect the application of the voting restrictions set forth in the Investor Rights Agreement dated November 6, 2019, with Mr. Monty J. Bennett, Mr. Archie Bennett Jr., MJB Investments  Mr. James L. Cowen, Mr. Jeremy J. Welter, Mr. Mark A. Sharkey, Ms. Marissa A. Bennett and other related parties, as filed with the Securities and Exchange Commission.

At the Annual Meeting, 2,330,344 shares of common stock and 3,998,085 shares of Series D Cumulative Convertible Preferred Stock on an as-converted basis, or approximately 89.41% of the eligible voting shares, were represented either in person or by proxy.

(b) At the Annual Meeting, the stockholders voted on the following items:

1. Proposal 1 – To elect six nominees to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company's Board of Directors (constituting the entire Board of Directors), with the voting results for each nominee as shown:

			Broker
Name	For	Withheld	Non-votes
Monty J. Bennett	5,386,114	173,131	769,184
Dinesh P. Chandiramani	5,498,506	60,739	769,184
Darrell T. Hail	5,378,936	180,309	769,184
Uno Immanivong	5,498,059	61,186	769,184
W. Michael Murphy	5,488,413	70,832	769,184
Brian Wheeler	5,470,324	88,921	769,184

2. Proposal 2 – To obtain advisory approval of the Company’s executive compensation. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
4,519,733	914,627	124,885	769,184

3. Proposal 3 – To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2021. This proposal was approved by the votes indicated below:

For	Against	Abstain
6,243,248	16,374	68,807

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.
By:    /s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: May 14, 2021
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